Exhibit 24
POWER OF ATTORNEY

    The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2023, hereby constitutes and appoints James Hagedorn, Matthew E. Garth and Dimiter Todorov, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on November 22, 2023.

/s/ EDITH AVILES
Edith Aviles

POWER OF ATTORNEY

    The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2023, hereby constitutes and appoints James Hagedorn, Matthew E. Garth and Dimiter Todorov, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on November 22, 2023.

/s/ DAVID C. EVANS
David C. Evans

POWER OF ATTORNEY

    The undersigned officer and director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2023, hereby constitutes and appoints Matthew E. Garth and Dimiter Todorov, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on November 22, 2023.

/s/ JAMES HAGEDORN
James Hagedorn

POWER OF ATTORNEY

    The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2023, hereby constitutes and appoints James Hagedorn, Matthew E. Garth and Dimiter Todorov, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on November 22, 2023.

/s/ ADAM HANFT
Adam Hanft

POWER OF ATTORNEY

    The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2023, hereby constitutes and appoints James Hagedorn, Matthew E. Garth and Dimiter Todorov, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on November 22, 2023.

/s/ STEPHEN L. JOHNSON
Stephen L. Johnson

POWER OF ATTORNEY

    The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2023, hereby constitutes and appoints James Hagedorn, Matthew E. Garth and Dimiter Todorov, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on November 22, 2023.

/s/ THOMAS N. KELLY JR.
Thomas N. Kelly Jr.

POWER OF ATTORNEY

    The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2023, hereby constitutes and appoints James Hagedorn, Matthew E. Garth and Dimiter Todorov, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on November 22, 2023.

/s/ MARK D. KINGDON
Mark D. Kingdon

POWER OF ATTORNEY

    The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2023, hereby constitutes and appoints James Hagedorn, Matthew E. Garth and Dimiter Todorov, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on November 22, 2023.

/s/ KATHERINE HAGEDORN LITTLEFIELD
Katherine Hagedorn Littlefield

POWER OF ATTORNEY

    The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2023, hereby constitutes and appoints James Hagedorn, Matthew E. Garth and Dimiter Todorov, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on November 22, 2023.

/s/ NANCY G. MISTRETTA
Nancy G. Mistretta

POWER OF ATTORNEY

    The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2023, hereby constitutes and appoints James Hagedorn, Matthew E. Garth and Dimiter Todorov, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on November 22, 2023.

/s/ BRIAN E. SANDOVAL
Brian E. Sandoval

POWER OF ATTORNEY

    The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2023, hereby constitutes and appoints James Hagedorn, Matthew E. Garth and Dimiter Todorov, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on November 22, 2023.

/s/ PETER E. SHUMLIN
Peter E. Shumlin

POWER OF ATTORNEY

    The undersigned director of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2023, hereby constitutes and appoints James Hagedorn, Matthew E. Garth and Dimiter Todorov, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on November 22, 2023.

/s/ JOHN R. VINES
John R. Vines

POWER OF ATTORNEY

    The undersigned officer of The Scotts Miracle-Gro Company, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended September 30, 2023, hereby constitutes and appoints James Hagedorn and Dimiter Todorov, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to sign for the undersigned, in any and all capacities, such Annual Report on Form 10‑K and any and all amendments thereto (“Annual Report on Form 10-K”), and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, each in such form as they or any one of them may approve, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and grants unto each said attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on November 22, 2023.

/s/ MATTHEW E. GARTH
Matthew E. Garth